UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

AMERICAN EXPRESS COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 2, 2016.

AMERICAN EXPRESS COMPANY

       200 VESEY STREET
       NEW YORK, NY 10285

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 4, 2016
Date: May 2, 2016	Time: 9:00 AM Eastern Time
Location:	Company's Headquarters
200 Vesey Street
New York, NY 10285

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

This notice also constitutes Notice of the 2016 Annual Meeting of Shareholders.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
    How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
ANNUAL REPORT	NOTICE AND PROXY STATEMENT

How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents or proxy materials for future shareholder meetings, you must request them. There is NO charge for requesting these materials.
Please choose one of the following methods to make your request:
	1)	BY INTERNET:	www.proxyvote.com
	2)	BY TELEPHONE:	1-800-579-1639
	3)	BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before April 18, 2016 to facilitate timely delivery.

How To Vote	SCAN TO VIEW MATERIALS & VOTE
Please Choose One of the Following Voting Methods

Vote In Person: All shareholders of record at March 4, 2016 (or holders in street name who have obtained a legal proxy), may vote in person at the meeting. Directions to the meeting are under Location of the 2016 Annual Meeting in the proxy statement.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote Confirmation: You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on May 2, 2016 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX . Vote Confirmation is available 24 hours after your vote is received beginning April 18, 2016, with the final vote tabulation remaining available through July 2, 2016.

Voting Items

The Board of Directors recommends that you vote FOR each director nominee:

1.	Election of directors proposed by our Board of Directors for a term of one year.

	1a.	Charlene Barshefsky

	1b.	Ursula M. Burns

	1c.	Kenneth I. Chenault

	1d.	Peter Chernin

	1e.	Ralph de la Vega

	1f.	Anne L. Lauvergeon

	1g.	Michael O. Leavitt

	1h.	Theodore J. Leonsis

	1i.	Richard C. Levin

	1j.	Samuel J. Palmisano

	1k.	Daniel L. Vasella

	1l.	Robert D. Walter

	1m.	Ronald A. Williams

The Board of Directors recommends that you vote FOR the following proposals:
2.	Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2016.
3.	Advisory resolution to approve executive compensation.
4.	Approval of the American Express Company 2016 Incentive Compensation Plan.

The Board of Directors recommends that you vote AGAINST the following proposals:
5.	Shareholder proposal relating to annual disclosure of EEO-1 data.
6.	Shareholder proposal relating to report on privacy, data security and government requests.
7.	Shareholder proposal relating to action by written consent.
8.	Shareholder proposal relating to lobbying disclosure.
9.	Shareholder proposal relating to independent board chairman.

The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

NOTE: You cannot vote by returning this Notice. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. You may also attend and vote at the meeting.